SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 July 12, 2000
                         (Date of earliest event reported)




                           CITIZENS COMMUNICATIONS COMPANY
               (Exact name of Registrant as specified in charter)



          Delaware                    001-11001              06-0619596
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification No.)



3 High Ridge Park, P.O. Box 3801, Stamford, Connecticut        06905
-------------------------------------------------------        -----
(Address of principal executive offices)                   (Zip Code)



                                 (203) 614-5600
               (Registrant's telephone number, including area code)


                          Citizens Utilities Company
             (Former name or address, if changed since last report)

Item 5.  Other Events.
         Citizens Communications Company entered into a definitive agreement to acquire Frontier's 1.1 million telephone access lines from Global Crossing Ltd. The transaction is subject to various state and federal regulatory approvals and is expected to be completed in the second half of 2001.

Item 7.  Financial Statements, Exhibits.

         (c)      Exhibits

                  99.1 Press release of Citizens Communications Company released July 12, 2000 announcing a definitive agreement to acquire Frontier's 1.1 million telephone access lines from Global Crossing Ltd.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CITIZENS COMMUNICATIONS COMPANY
                                      Registrant




                                      By:/s/ Livingston E. Ross
                                      -------------------------------
                                      Livingston E. Ross
                                      Vice President and
                                      Chief Accounting Officer





Date:    July 12, 2000